Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Peter Ausnit Tel: 408-333-4000 pausnit@brocade.com
Brocade Reports Q3 FY 2009 Results
Revenue Up 35 Percent Year-Over-Year
SAN JOSE, Calif., August 20, 2009 — Brocade® (NASDAQ: BRCD) today reported financial results for its third fiscal quarter, which ended August 1, 2009. Brocade reported Q3 revenues of $493.3 million, reflecting 35 percent year-over-year growth.
Commenting on Brocade’s third quarter financial results, Michael Klayko, Brocade CEO, said:
“We are very pleased with our financial performance which delivered a 35 percent year-over-year revenue growth and a healthy sequential increase in gross margins during a seasonally and economically challenging quarter. The traction Brocade has made in both new and existing partnerships, the opportunities we see in our core markets, combined with our continued product and technology innovation all demonstrate that we are executing on our well-defined strategy and make us optimistic for both the near- and long-term future.”
Recent Business Highlights
Partnership Announcements
•	Brocade announced that it has expanded its strategic business alliance with Net One Systems, the largest independent network integrator in Japan, to help enable the two companies to better address high-growth, emerging opportunities in the data center and service provider networking segments in Japan, particularly in the areas of virtualization and cloud computing.
o	http://newsroom.brocade.com/article_display.cfm?article_id=1001
•	Brocade announced that the Brocade 4 and 8 Gbps Fibre Channel (FC) host bus adapters (HBAs) have been successfully tested on the HP ProLiant server platform, and the HP StorageWorks Modular Storage Array (MSA) and Enterprise Virtual Array (EVA) disk storage platforms. The new Brocade 8000 Fibre Channel over Ethernet (FCoE) switch, which enables the consolidation of storage and IP networking ports at the server edge, will also be offered by HP to its customers.
o	http://newsroom.brocade.com/article_display.cfm?article_id=913
•	Brocade announced it had completed testing and interoperability qualification of its server connectivity solutions, or HBAs, by all leading storage manufacturers, including HP, EMC, IBM, Hitachi Data Systems, LSI Corporation and Xiotech.
o	http://newsroom.brocade.com/article_display.cfm?article_id=924
•	Brocade announced a global Alliance Partner Network channel program designed to attract storage and IP networking channel resellers with a more selective, profitable alternative to existing channel programs.
o	http://newsroom.brocade.com/article_display.cfm?article_id=904
•	Brocade announced two strategic North American distribution partners, Avnet Technology Solutions and Tech Data Corporation, to help expand its existing data center distribution network to enterprise IP networking products via channel reseller partners.
o	http://newsroom.brocade.com/article_display.cfm?article_id=906
•	Brocade announced a Server Connectivity Certification Program for Assured Compatibility of Brocade HBAs in Multi-Vendor, Heterogeneous Environments.
o	http://newsroom.brocade.com/article_display.cfm?article_id=888
Brocade
1745 Technology Dr., San Jose, CA 95110
T. 408.333.8000 F. 408.333.8101
www.brocade.com

Product Introductions
•	Brocade introduced a number of new products and features at Interop that span all layers of the network, reinforcing Brocade’s commitment to continuous IP networking innovation. Specifically, Brocade announced the:
o	Brocade TurboIron® 24X 10 Gigabit Ethernet (GbE) top-of-rack switch

o	Brocade ServerIron® ADX Series Application Delivery Controllers (ADCs)

o	Brocade FastIron® CX Series of Power over Ethernet Plus (PoE+)-ready switches

o	http://newsroom.brocade.com/article_display.cfm?article_id=876
Executive Leadership
•	Brocade appointed Amanda Giddins as its new EMEA Channel Sales Director, further signifying Brocade’s commitment to drive business opportunities across the geography and bolster the channel.
o	http://newsroom.brocade.com/article_display.cfm?article_id=942
Customer Wins
•	Brocade showcased several data center and enterprise IP networking customer wins, including the San Diego Super Computer Center (SDSC), Mizuno, a number of Independent Operating Companies (IOCs), Insight Investment, Denit Hosting Solutions and Purewire.
o	SDSC — http://newsroom.brocade.com/article_display.cfm?article_id=888

o	Mizuno — http://newsroom.brocade.com/article_display.cfm?article_id=922

o	IOCs — http://newsroom.brocade.com/article_display.cfm?article_id=932

o	Insight Investment — http://newsroom.brocade.com/article_display.cfm?article_id=943

o	Denit Hosting Solutions — http://newsroom.brocade.com/article_display.cfm?article_id=944

o	Purewire — http://newsroom.brocade.com/article_display.cfm?article_id=950
Third Fiscal Quarter 2009 Financial Highlights and Additional Financial Information
•	Revenue of $493.3 million, reflecting 35% year-over-year growth and a 3% sequential decline.

•	GAAP net loss of $21.0 million or $(0.05) per share diluted, and net income of $55.4 million or $0.12 per share diluted on a non-GAAP basis.

•	Total quarterly SAN ports shipped was approximately 0.9 million.

•	SAN Average Selling Price (ASP) declines were in the mid single digits.

•	Net stock-based compensation expense was $43.3 million.

•	Effective GAAP tax rate was (1,977)%; non-GAAP effective tax-rate was 29.2%.

	Q3 2009		Q2 2009		Q3 2008
Revenue	$493.3	M	$506.3	M	$365.7	M
GAAP net income (loss)	$(21.0	)M	$(63.1	)M	$20.3	M
Non-GAAP net income	$55.4	M	$47.1	M	$61.2	M
GAAP EPS — diluted	$(0.05)		$(0.16)		$0.05
Non-GAAP EPS — diluted	$0.12		$0.11		$0.16
Non-GAAP gross margin	58.2%		56.2%		61.9%
Non-GAAP operating margin	20.3%		18.8%		22.6%
Cash provided by operations	$16.6	M	$107.3	M	$71.7	M
Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A detailed reconciliation between GAAP and non-GAAP information is contained in the tables included herein.

As a % of total revenues	Q3 2009	Q2 2009	Q3 2008
OEM revenues	63%	62%	86%
Channel/Direct revenues	37%	38%	14%
10% or greater customer revenues	46%	43%	62%
Domestic revenues (1)	64%	69%	65%
International revenues (1)	36%	31%	35%
Data Storage Revenue	58%	58%	82%
IP Products Revenue	24%	25%	1%
Stackable % of IP Revenues (2)	26%	26%	28%
Chassis % of IP Revenues (2)	74%	74%	72%
Enterprise % of IP Revenues (2)	83%	78%	82%
Service Providers % of IP Revenues (2)	17%	22%	18%
Global Services Revenue	18%	17%	17%

	Q3 2009		Q2 2009		Q3 2008
Cash, cash equivalents and investments	$249.9	M	$236.9	M	$764.2	M
Deferred revenues	$230.1	M	$244.4	M	$148.5	M
Capital expenditures — non-campus related	$20.0	M	$15.7	M	$14.0	M
Capital expenditures — campus related	$24.8	M	$21.9	M	$80.2	M
Total debt, net of discount	$1,139	M	$1,169	M	$169.1	M
Days sales outstanding	56 days		49 days		43 days
Employees at end of period	3,866		3,845		2,842

1)	Based on Brocade estimates of adjustment for OEMs taking delivery of internationally bound shipments in the United States, end-user demand was 52% domestic and 48% international.

2)	On an “As If” combined Brocade basis with respect to Q3 2008.

3)	Q3 2009 is the second full quarter of combined operations post acquisition of Foundry.
Non-GAAP Financial Measures
This press release and the related conference call contain non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP net income and other non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance from period-to-period and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to better identify trends in Brocade’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of our continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) legal fees associated with indemnification obligations to former directors and officers and other related costs, (ii) provision for class action lawsuit, (iii) acquisition and integration costs (in connection with the Foundry acquisition), (iv) in-process research and development charges (in connection with the Foundry acquisition), (v) loss on sale of investments, and (vi) acquisition-related financing charges (in connection with the Foundry acquisition).
Management also excludes the following non-cash charges in determining non-GAAP net income: (i) stock-based compensation expense, (ii) amortization of purchased intangible assets, (iii) costs/benefits associated with restructuring costs and facilities lease losses and (iv) goodwill and acquisition-related intangible assets impairment. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses. Management also believes that the expense associated with the goodwill and acquisition-related intangible assets impairment is appropriate to be excluded because we do not believe that this charge is indicative of future operating results and we believe that investors benefit from an understanding of our operating results without giving effect to it.
Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
Limitations. These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income (loss) and net income (loss) per share, and should not be considered measures of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.
Third Fiscal Quarter 2009 Conference Call and Webcast Information
Brocade management will host a conference call to discuss third quarter 2009 results on Thursday, August 20, 2009, at 2:00 p.m. Pacific Time. To access the live webcast, please visit Brocade’s website at http://www.brcd.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference ends and will be available until 5:00 p.m. Pacific Time on August 27, 2009. A replay of the conference call will be available via webcast at http://www.brcd.com for approximately twelve months.
Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s market positioning and opportunities, including potential benefits of new or expanded partner relationships, and the integration of the Foundry acquisition. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the impact of the economic slowdown across geographies and the effect of changes in IT spending levels, Brocade’s ability to realize the anticipated benefits from new and expanded partnership relationships, and the acquisition of Foundry, Brocade’s ability to successfully introduce new products and services on a timely basis, market competition, and Brocade’s ability to manage its business effectively in a rapidly evolving market. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 2, 2009. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

About Brocade
Brocade® (NASDAQ: BRCD) develops extraordinary networking solutions that enable today’s complex, data-intensive businesses to optimize information connectivity and maximize the business value of their data. For more information, visit www.brocade.com.
# # #
Brocade, the B-wing symbol, BigIron, DCX, Fabric OS, FastIron, IronPoint, IronShield, IronView, IronWare, JetCore, NetIron, SecureIron, ServerIron, StorageX and TurboIron are registered trademarks, and DCFM, Extraordinary Networks and SAN Health are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.
© 2009 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	August 1,	July 26,	August 1,	July 26,
	2009	2008	2009	2008
Net revenues
Product	$402,483	$301,804	$1,183,117	$895,333
Services	90,797	63,892	248,054	173,107

Total net revenues	493,280	365,696	1,431,171	1,068,440
Cost of revenues
Product	185,347	111,072	535,912	345,476
Services	47,488	41,419	132,606	107,728

Total cost of revenues	232,835	152,491	668,518	453,204

Gross margin	260,445	213,205	762,653	615,236
Operating expenses:
Research and development	94,718	65,368	259,464	184,704
Sales and marketing	103,640	70,039	281,703	203,200
General and administrative	23,070	17,577	62,753	43,260
Legal fees associated with indemnification obligations and other related costs, net	(561)	7,951	38,553	22,399
Provision for class action lawsuit	—	—	—	160,000
Amortization of intangible assets	17,052	7,846	51,666	23,664
Acquisition and integration costs	1,450	—	4,794	—
Restructuring costs and facilities lease loss (benefits), net	—	—	2,329	(477)
In-process research and development	—	—	26,900	—
Goodwill and acquisition-related intangible assets impairment	—	—	53,306	—

Total operating expenses	239,369	168,781	781,468	636,750

Income/(loss) from operations	21,076	44,424	(18,815)	(21,514)
Interest and other income/(expense), net	809	8,872	(2,912)	27,663
Interest expense	(22,845)	(1,103)	(70,600)	(4,384)
(Loss) on investments, net	(52)	(36)	(576)	(6,985)

Income/(loss) before provision/(benefit) for income taxes	(1,012)	52,157	(92,903)	(5,220)
Income tax provision/(benefit)	20,021	31,891	17,280	(136,709)

Net income/(loss)	$(21,033)	$20,266	$(110,183)	$131,489

Net income/(loss) per share — Basic	$(0.05)	$0.05	$(0.28)	$0.35

Net income/(loss) per share — Diluted	$(0.05)	$0.05	$(0.28)	$0.34

Shares used in per share calculation — Basic	406,916	371,345	390,087	376,455

Shares used in per share calculation — Diluted	406,916	392,586	390,087	396,445

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	August 1,	October 25,
	2009	2008
Assets
Current assets:
Cash and cash equivalents	$244,179	$453,884
Short-term investments	5,731	152,741

Total cash, cash equivalents and short-term investments	249,910	606,625
Accounts receivable, net	301,787	158,935
Inventories	55,674	21,362
Deferred tax assets	86,690	104,705
Prepaid expenses and other current assets	75,723	49,931

Total current assets	769,784	941,558

Long-term marketable equity securities	—	177,380
Long-term investments	—	36,120
Restricted cash	—	1,075,079
Property and equipment, net	409,914	313,379
Goodwill	1,668,102	268,977
Intangible assets, net	505,822	220,567
Non-current deferred tax assets	179,792	227,795
Other assets	29,790	37,793

Total assets	$3,563,204	$3,298,648

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$150,616	$167,660
Accrued employee compensation	112,193	107,994
Deferred revenue	170,695	103,372
Current liabilities associated with facilities lease losses	13,435	13,422
Liability associated with class action lawsuit	—	160,000
Revolving credit facility	14,050	—
Current portion of long-term debt	41,545	43,606
Convertible subordinated debt	171,282	—
Purchase commitments	23,447	17,332
Other accrued liabilities	75,607	88,472

Total current liabilities	772,870	701,858

Long-term debt, net of current portion	912,568	1,011,399
Non-current convertible subordinated debt	—	169,660
Non-current liabilities associated with facilities lease losses	13,319	15,007
Non-current deferred revenue	59,374	37,869
Non-current income tax liability	108,746	67,497
Other non-current liabilities	10,112	13,118

Stockholders’ equity
Common stock	1,828,162	1,393,299
Accumulated other comprehensive loss	(6,585)	(85,877)
Accumulated deficit	(135,362)	(25,182)

Total stockholders’ equity	1,686,215	1,282,240

Total liabilities and stockholders’ equity	$3,563,204	$3,298,648

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Three Months Ended August 1, 2009 and July 26, 2008
(in thousands)
(unaudited)

	Three Months Ended
	August 1,	July 26,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$(21,033)	$20,266
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Excess tax benefit from employee stock plans	—	(3,589)
Depreciation and amortization	50,956	30,121
Loss on disposal of property and equipment	218	133
Amortization of debt issuance costs	5,156	—
Net losses on investments and marketable equity securities	52	41
Provision for doubtful accounts receivable and sales allowances	4,184	1,605
Non-cash compensation expense	43,313	11,874
Capitalization of interest cost	(2,311)	—
Changes in assets and liabilities:
Accounts receivable	(51,734)	(7,828)
Inventories	10,092	(1,951)
Prepaid expenses and other assets	(14,279)	2,936
Deferred tax assets	—	(10,073)
Accounts payable	6,770	17,988
Accrued employee compensation	(15,792)	(6,123)
Deferred revenue	(14,370)	7,683
Other accrued liabilities	17,775	10,940
Liabilities associated with facilities lease losses	(2,366)	(2,372)

Net cash provided by operating activities	16,631	71,651

Cash flows from investing activities:
Purchases of property and equipment	(44,826)	(94,218)
Purchases of short-term investments	(61)	(65,388)
Proceeds from maturities and sale of short-term investments	8,466	42,393

Net cash used in investing activities	(36,421)	(117,213)

Cash flows from financing activities:
Payment of principal related to the term loan	(33,141)	—
Common stock repurchases	—	(38,112)
Excess tax benefit from employee stock plans	—	3,589
Proceeds from issuance of common stock, net	73,094	27,103

Net cash provided by (used in) financing activities	39,953	(7,420)

Effect of exchange rate fluctuations on cash and cash equivalents	1,390	(1,152)

Net increase (decrease) in cash and cash equivalents	21,553	(54,134)
Cash and cash equivalents, beginning of period	222,626	513,533

Cash and cash equivalents, end of period	$244,179	$459,399

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Nine Months Ended August 1, 2009 and July 26, 2008
(in thousands)
(unaudited)

	Nine Months Ended
	August 1,	July 26,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$(110,183)	$131,489
Adjustments to reconcile net income (loss) to net cash provided by/(used in) operating activities:
Release of valuation allowance	—	(185,176)
Excess tax benefit from employee stock plans	986	(2,505)
Depreciation and amortization	145,087	89,645
Loss on disposal of property and equipment	1,369	1,328
Amortization of debt issuance costs	11,856	—
Net losses on investments and marketable equity securities	570	6,488
Provision for doubtful accounts receivable and sales allowances	9,533	4,914
Non-cash compensation expense	101,505	31,521
Capitalization of interest cost	(6,356)	—
In-process research and development	26,900	—
Non-cash facilities lease loss benefit	(339)	(477)
Asset impairment charge	53,306	—
Changes in assets and liabilities:
Accounts receivable	(75,786)	3,758
Inventories	43,898	3,648
Prepaid expenses and other assets	6,929	(19,032)
Deferred tax assets	651	(9,808)
Accounts payable	(41,867)	1,196
Accrued employee compensation	(56,110)	(3,526)
Deferred revenue	21,078	17,671
Other accrued liabilities	(5,426)	46,003
Liabilities associated with facilities lease losses	(7,391)	(7,213)
Liability associated with class action lawsuit	(160,000)	160,000

Net cash provided by /(used in) operating activities	(39,790)	269,924

Cash flows from investing activities:
Purchases of property and equipment	(118,278)	(125,468)
Purchases of short-term investments	(116)	(166,963)
Proceeds from sale of marketable equity securities and equity investments	—	9,926
Proceeds from maturities and sale of short-term investments	154,931	340,838
Purchases of long-term investments	—	(37,731)
Proceeds from maturities and sale of long-term investments	30,173	22,483
Decrease in restricted cash	1,075,079	—
Net cash paid in connection with acquisitions	(1,297,482)	(43,554)

Net cash used in investing activities	(155,693)	(469)

Cash flows from financing activities:
Payment of senior underwriting fees related to the term loan	(30,525)	—
Payment of principal related to the term loan	(108,141)	—
Common stock repurchases	—	(168,293)
Excess tax benefit from employee stock plans	(986)	2,505
Proceeds from issuance of common stock, net	110,280	41,803
Proceeds from revolving credit facility	14,050	—

Net cash used in financing activities	(15,322)	(123,985)

Effect of exchange rate fluctuations on cash and cash equivalents	1,100	(1,826)

Net increase (decrease) in cash and cash equivalents	(209,705)	143,644
Cash and cash equivalents, beginning of period	453,884	315,755

Cash and cash equivalents, end of period	$244,179	$459,399

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME (LOSS)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	August 1,	July 26,
	2009	2008
Net income (loss) on a GAAP basis	$(21,033)	$20,266
Adjustments:
Stock-based compensation expense included in cost of revenues	8,459	2,638
Amortization of intangible assets expense included in cost of revenues	17,950	8,780
Legal fees associated with certain pre-acquisition litigation	—	1,860

Total gross margin adjustments	26,409	13,278

Legal fees associated with indemnification obligations and other related costs, net	(561)	7,951
Stock-based compensation expense included in research and development	12,444	2,788
Stock-based compensation expense included in sales and marketing	15,013	3,195
Stock-based compensation expense included in general and administrative	7,397	3,253
Amortization of intangible assets expense included in operating expenses	17,052	7,846
Acquisition and integration costs	1,450	—

Total operating expense adjustments	52,795	25,033

Total operating income adjustments	79,204	38,311
Income tax effect of adjustments	(2,795)	2,643

Non-GAAP net income	$55,376	$61,220

Non-GAAP net income per share — basic	$0.14	$0.16

Non-GAAP net income per share — diluted	$0.12	$0.16

Shares used in non-GAAP per share calculation — basic	406,916	371,345

Shares used in non-GAAP per share calculation — diluted	476,888	392,586

See explanation of non-GAAP information included herein.

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME (LOSS)
(in thousands, except per share amounts)
(unaudited)

	Nine Months Ended
	August 1,	July 26,
	2009	2008
Net income (loss) on a GAAP basis	$(110,183)	$131,489
Adjustments:
Stock-based compensation expense included in cost of revenues	18,593	7,501
Amortization of intangible assets expense included in cost of revenues	47,905	28,620
Legal fees associated with certain pre-acquisition litigation	—	2,319

Total gross margin adjustments	66,498	38,440

Legal fees associated with indemnification obligations and other related costs, net	38,553	22,399
Provision for class action lawsuit	—	160,000
Stock-based compensation expense included in research and development	30,115	7,939
Stock-based compensation expense included in sales and marketing	35,886	8,327
Stock-based compensation expense included in general and administrative	16,911	7,755
Amortization of intangible assets expense included in operating expenses	51,666	23,664
Acquisition and integration costs	4,794	—
Restructuring costs and facilities lease losses (benefits), net	2,329	(477)
In-process research and development	26,900	—
Goodwill and acquisition-related intangible assets impairment	53,306	—

Total operating expense adjustments	260,460	229,607

Total operating income adjustments	326,958	268,047
Loss on sale of investments, net	—	6,004
Acquisition-related financing charges	4,366	—
Income tax effect of adjustments	(55,084)	(220,399)

Non-GAAP net income	$166,057	$185,141

Non-GAAP net income per share — basic	$0.43	$0.49

Non-GAAP net income per share — diluted	$0.38	$0.47

Shares used in non-GAAP per share calculation — basic	390,087	376,455

Shares used in non-GAAP per share calculation — diluted	441,666	396,445

See explanation of non-GAAP information included herein.